UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    March 6, 2003

PEPCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Ninth Street, N. W., Washington, D. C	20068
(Address of principal executive offices)	(Zip Code)

(202) 872-3526

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

PEPCO HOLDINGS, INC.

Form 8-K

Pepco Holdings, Inc. (the “Registrant”) is hereby amending its Current Report on Form 8-K dated March 6, 2003 (the “Form 8-K”) to delete from Note 2 to the Registrant’s Consolidated Financial Statements filed as part of Exhibit 99 to the Form 8-K certain non-GAAP financial measures presented under the caption “Additional Supplemental Pro Forma Information.”

The Consolidated Financial Statements of the Registrant and the Notes thereto filed as Exhibit 99 to the Form 8-K were prepared in accordance with and complied with the rules and regulations of the Securities and Exchange Commission (the “Commission”) in effect at the time of the filing of the Form 8-K. However, effective March 28, 2003, the Commission adopted new paragraph (e) of Item 10 of Regulation S-K concerning the use of non-GAAP measures in Commission filings. This new requirement applies to non-GAAP financial measures included in reports filed under the Securities Exchange Act of 1934, as amended, prior to the effective time of the new rule if they are incorporated by reference in a registration statement on Form S-3 filed after March 28, 2003.

This amendment is being made solely for purposes of conforming the information presented in Note 2 to the requirements of paragraph (e) of Item 10 of Regulation S-K in order to enable the Company to incorporate the Form 8-K in Form S-3 registration statements filed after March 28, 2003. No changes are being made to the Registrant’s Consolidated Financial Statements other than the deletion of the information presented under the caption “Additional Supplemental Pro Forma Information” in Note 2.

The Registrant’s Consolidated Financial Statements, as amended, are filed herewith as Exhibit 99.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

	Exhibit No.	Description of Exhibit	Reference
	23	Consent of PricewaterhouseCoopers LLP with respect to the financial statements of Pepco Holdings, Inc.	Filed herewith.
	99	The 2002 consolidated financial statements of the Company and Subsidiaries together with the report thereon of PricewaterhouseCoopers dated February 10, 2003	Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

May 20, 2003	By: /s/ ELLEN SHERIFF ROGERS
DATE	Ellen Sheriff Rogers
Vice President, Secretary and
Assistant Treasurer